UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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AGL RESOURCES INC.
(Name of Registrant as Specified In Its Charter)

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 AGL Resources to be Acquired by Southern CompanyAugust24,2015

Transaction Overview

AGL Resources®

- Southern Company to acquire AGL Resources for $66.00 per share in cash
  - Premium of 36.3% to AGL Resources shareholders based on the August 21, 2015 20-day volume-weighted average price
- AGL Resources to become 3rd largest operating subsidiary of Southern Company
- Anticipate closing second half of 2016, subject to approvals
  - AGL Resources shareholder approval
  - State utility and other regulatory commission approvals
  - Hart-Scott-Rodino

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AGL Resources Benefits  3  AGL Resources’ management team and board of directors wholeheartedly support the transaction and believe it will provide new opportunities and enhanced value for shareholders, customers and employeesPurchase price reflective of the strong growth platform cultivated by AGL Resources over the past several years and accelerates value recognition for these effortsStrong partnership found with Southern Company given its complementary businesses, excellent reputation and shared corporate valuesBoth companies committed to safety, reliability, world-class service and community support

 Structure, Organization and Leadership  4  After closing, AGL Resources will continue to maintain its own management team and board of directorsAGL Resources will continue to maintain its corporate headquarters in AtlantaCustomers will continue to be served by their current gas and electric utility companies

 Combined Company  5  Second-largest U.S. utility with 9 million regulated utility customers in 9 statesProjected regulated rate base of approximately $50 billionNearly 200,000 miles of electric transmission and distribution lines and 80,000 miles of natural gas pipelinesGenerating capacity of approximately 46,000 megawattsOver 1,500 bcf per year of combined natural gas consumption and throughput volumeDiverse set of non-utility businesses that effectively complement the regulated assets

 Summary  6  Two leading corporate citizens combining to better serve customers, communities and shareholdersCreates an expanded platform that allows the companies to succeed well into the futurePositions combined company to capture growth opportunities in natural gas infrastructure

 Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed merger between Southern Company and AGL Resources. In connection with the proposed merger, AGL Resources intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including a proxy statement in preliminary and definitive form. INVESTORS OF AGL RESOURCES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AGL RESOURCES, SOUTHERN COMPANY AND THE PROPOSED MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by AGL Resources with the SEC at the SEC’s website at www.sec.gov, at AGL Resources’ website at www.aglresources.com or by sending a written request to AGL Resources Inc., P.O. Box 4569, Atlanta, GA 30302-4569. Security holders may also read and copy any reports, statements and other information filed by Southern Company and AGL Resources with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. Participants in the SolicitationThe directors and executive officers of the Company, and other persons, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding the Company’s directors and executive officers is available in its definitive proxy statement filed with the SEC on March 17, 2015. This document can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.Cautionary Statement Regarding Forward-Looking StatementsTo the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements and are subject to uncertainties and risks. Forward-looking statements often include words such as “anticipate,” “assume,” “believe,” “can,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “indicate,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “proposed,” “seek,” “should,” “target,” “would” or similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Although certain of these statements set out herein are indicated above, all of the statements in this document that contain forward-looking statements are qualified by these cautionary statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making forward-looking statements, including, but not limited to, factors and assumptions regarding the items outlined above. Actual results may differ materially from those expressed or implied in such statements. Additional information about the material factors or assumptions underlying such forward-looking statements may be found in the body of this communication, as well as under Item 1.A in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and Item 1.A in the Company’s most recent Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015. The Company cautions that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the Company, investors and security holders should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning other matters attributable to the Company or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. There also may be other factors that we do not anticipate or that we do not recognize are material that could cause results to differ materially from expectations. Forward-looking statements speak only as of the date they are made. The Company expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required by law.   Cautionary Statements & Supplemental Information  1

 Additional Information and Where to Find ItThis communication may be deemed to be solicitation material in respect of the proposed merger between Southern Company and AGL Resources. In connection with the proposed merger, AGL Resources intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including a proxy statement in preliminary and definitive form. INVESTORS OF AGL RESOURCES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEYWILL CONTAIN IMPORTANT INFORMATION ABOUT AGL RESOURCES, SOUTHERN COMPANY AND THE PROPOSED MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by AGL Resources with the SEC at the SEC’s website at www.sec.gov, at AGL Resources’ website at www.aglresources.com or by sending a written request to AGL Resources Inc., P.O. Box 4569, Atlanta, GA 30302-4569. Security holders may also read and copy any reports, statements and other information filed by Southern Company and AGL Resources with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.Participants in the SolicitationThe directors and executive officers of the Company, and other persons, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in its definitive proxy statement filed with the SEC on March 17, 2015. This document can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.Cautionary Statement Regarding Forward-Looking StatementsTo the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements and are subject to uncertainties and risks. These forward-looking statements relate to, among other things, the expected benefits of the proposed transaction, such as efficiencies, cost savings, growth potential, and the expectedtiming of the completion of the transaction. Forward-looking statements often include words such as “anticipate,” “assume,” “believe,” “can,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “indicate,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “proposed,” “seek,” “should,” “target,” “would” or similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Although certain of these statements set out herein are indicated above, all of the statements in this document that contain forward-looking statements are qualified by these cautionary statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making forward-looking statements, including, but not limited to, factors and assumptions regarding the items outlined above. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: the failure to receive, on a timely basis or otherwise, the required approval of the proposed transaction with Southern Company by the Company’s stockholders and government or regulatory agencies (including the terms of such approvals); the risk that another condition to closing of the proposed transaction may not be satisfied; and other risk factors relating to the energy industry, as detailed from time to time in the Company’s reports filed with the SEC. There can be no assurance that the proposed transaction will in fact be consummated.Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found in the body of this communication, as well as under Item 1.A in the Company’s Annual Report on Form 10-K for the fiscal year December 31, 2014, and Item 1.A in the Company’s most recent Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015. The Company cautions that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the Company, investors and security holders should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to the Company or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above.There also may be other factors that we do not anticipate or that we do not recognize are material that could cause results to differ materially from expectations. Forward-looking statements speak only as of the date they are made. The Company expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required by law.  7  Cautionary Statements & Supplemental Information